POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MULTI-STRATEGY CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and Michael v. Wible as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21 day of April, 2015.

/s/

Raymond J. Lucia, Jr.

President and Trustee

STATE OF CALIFORNIA )

) ss:

COUNTY OF SAN DIEGO )

Before me, a Notary Public, in and for said county and state, personally appeared Raymond J. Lucia, Jr., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 21 day of April, 2015.

See attached

Notary Public

My commission expires:

ACKNOWLEDGEMENT
A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.
State of California
County of	San Diego	)
On	April 21, 2015	before me,	Jennifer Franklin, notary public
(insert name and title of the officer)
personally appeared,	Raymond J. Lucia, Jr.
who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is~~/are~~ subscribed to the within instrument and acknowledged to me that he~~/she/they~~ executed the same in his~~/her/their~~ authorized capacity~~(ies)~~, and that by his~~/her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	Notary Seal
JENNIFER A. FRANKLIN
COMM. #2088710
Notary Public - California
San Diego County
Signature	/s/ Jennifer Franklin	(Seal)	My Comm. Expires Nov. 3, 2018

ADDITIONAL OPTIONAL INFORMATION

DESCRIPTION OF THE ATTACHED DOCUMENT

POA

(Title or description of attached document)

_________________________________________

(Title or description of attached document continued)

Number of Pages __________________

Document Date___________________

_________________________________________

(Additional information)

INSTRUCTIONS FOR COMPLETING THIS FORM

Any acknowledgement completed in California must contain verbiage exactly as appears above in the notary section or a separate acknowledgement form must be properly completed and attached to that document. The only exception is if a document is to be recorded outside California. In such instances, any alternative acknowledgement verbiage as may be printed on such a document so long as the verbiage does not require the notary to do something that is illegal for a notary in California (i.e. certifying the authorized capacity of the signer). Please check the document carefully for proper notarial wording and attach this form if required.

•  State and County information must be the State and County where the document signer(s) personally appeared before the notary public for acknowledgment.

•  Date of notarization must be the date that the signer(s) personally appeared which must also be the same date the acknowledgment is completed.

•  The notary public must print his or her name as it appears within his or her commission followed by a comma and then your title (notary public).

•  Print the name(s) of document signer(s) who personally appear at the time of notarization.

•  Indicate the correct singular or plural forms by crossing off incorrect forms (i.e. ~~he~~/she/~~they~~, is/~~are~~) or circling the correct forms. Failure to correctly indicate this information may lead to rejection of document recording.

•  The notary seal impression must be clear and photographically reproducible. Impression must not cover text or lines. If seal impression smudges, re-seal if a sufficient area permits, otherwise complete a different acknowledgment form.

•  Signature of the notary public must match the signature on file with the office of the county clerk.

❖  Additional information is not required but could help to ensure this acknowledgment is not misused or attached to a different document.

❖  Indicate title or type of attached document, number of pages and date.

❖  Indicate the capacity claimed by the signer. If the claimed capacity is a corporate officer, indicate the title (i.e. CEO, CFO, Secretary).

•  Securely attach this document to the signed document

CAPACITY CLAIMED BY THE SIGNER ❑ Individual(s) ❑ Corporate Officer _______________________ (Title) ❑ Partner(s) ❑ Attorney-in-Fact ❑ Trustee(s) ❑ Other

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MULTI-STRATEGY CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and Michael v. Wible as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21 day of April, 2015.

/s/

Stephanie Pimentel Holly

Treasurer

STATE OF CALIFORNIA )

) ss:

COUNTY OF SAN DIEGO )

Before me, a Notary Public, in and for said county and state, personally appeared Stephanie Pimentel Holly, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 21 day of April, 2015.

See attached

Notary Public

My commission expires:

ACKNOWLEDGEMENT
A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.
State of California
County of	San Diego	)
On	April 21, 2015	before me,	Jennifer Franklin, notary public
(insert name and title of the officer)
personally appeared,	Stephanie Pimental Holly
who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is~~/are~~ subscribed to the within instrument and acknowledged to me that ~~he/~~she~~/they~~ executed the same in ~~his/~~her~~/their~~ authorized capacity~~(ies)~~, and that by ~~his/~~her~~/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	Notary Seal
JENNIFER A. FRANKLIN
COMM. #2088710
Notary Public - California
San Diego County
Signature	/s/ Jennifer Franklin	(Seal)	My Comm. Expires Nov. 3, 2018

ADDITIONAL OPTIONAL INFORMATION

DESCRIPTION OF THE ATTACHED DOCUMENT

POA

(Title or description of attached document)

_________________________________________

(Title or description of attached document continued)

Number of Pages __________________

Document Date___________________

_________________________________________

(Additional information)

INSTRUCTIONS FOR COMPLETING THIS FORM

Any acknowledgement completed in California must contain verbiage exactly as appears above in the notary section or a separate acknowledgement form must be properly completed and attached to that document. The only exception is if a document is to be recorded outside California. In such instances, any alternative acknowledgement verbiage as may be printed on such a document so long as the verbiage does not require the notary to do something that is illegal for a notary in California (i.e. certifying the authorized capacity of the signer). Please check the document carefully for proper notarial wording and attach this form if required.

•  State and County information must be the State and County where the document signer(s) personally appeared before the notary public for acknowledgment.

•  Date of notarization must be the date that the signer(s) personally appeared which must also be the same date the acknowledgment is completed.

•  The notary public must print his or her name as it appears within his or her commission followed by a comma and then your title (notary public).

•  Print the name(s) of document signer(s) who personally appear at the time of notarization.

•  Indicate the correct singular or plural forms by crossing off incorrect forms (i.e. ~~he~~/she/~~they~~, is/~~are~~) or circling the correct forms. Failure to correctly indicate this information may lead to rejection of document recording.

•  The notary seal impression must be clear and photographically reproducible. Impression must not cover text or lines. If seal impression smudges, re-seal if a sufficient area permits, otherwise complete a different acknowledgment form.

•  Signature of the notary public must match the signature on file with the office of the county clerk.

❖  Additional information is not required but could help to ensure this acknowledgment is not misused or attached to a different document.

❖  Indicate title or type of attached document, number of pages and date.

❖  Indicate the capacity claimed by the signer. If the claimed capacity is a corporate officer, indicate the title (i.e. CEO, CFO, Secretary).

•  Securely attach this document to the signed document

CAPACITY CLAIMED BY THE SIGNER ❑ Individual(s) ❑ Corporate Officer _______________________ (Title) ❑ Partner(s) ❑ Attorney-in-Fact ❑ Trustee(s) ❑ Other

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MULTI-STRATEGY CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and Michael v. Wible as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21 day of April, 2015.

/s/

John D. Frager

Trustee

STATE OF CALIFORNIA )

) ss:

COUNTY OF SAN DIEGO )

Before me, a Notary Public, in and for said county and state, personally appeared John D. Frager, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 21 day of April, 2015.

See attached

Notary Public

My commission expires:

ACKNOWLEDGEMENT
A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.
State of California
County of	San Diego	)
On	April 21, 2015	before me,	Jennifer Franklin, notary public
(insert name and title of the officer)
personally appeared,	John D. Frager
who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is~~/are~~ subscribed to the within instrument and acknowledged to me that he~~/she/they~~ executed the same in his~~/her/their~~ authorized capacity~~(ies)~~, and that by his~~/her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	Notary Seal
JENNIFER A. FRANKLIN
COMM. #2088710
Notary Public - California
San Diego County
Signature	/s/ Jennifer Franklin	(Seal)	My Comm. Expires Nov. 3, 2018

ADDITIONAL OPTIONAL INFORMATION

DESCRIPTION OF THE ATTACHED DOCUMENT

POA

(Title or description of attached document)

_________________________________________

(Title or description of attached document continued)

Number of Pages 1

Document Date___________________

_________________________________________

(Additional information)

INSTRUCTIONS FOR COMPLETING THIS FORM

Any acknowledgement completed in California must contain verbiage exactly as appears above in the notary section or a separate acknowledgement form must be properly completed and attached to that document. The only exception is if a document is to be recorded outside California. In such instances, any alternative acknowledgement verbiage as may be printed on such a document so long as the verbiage does not require the notary to do something that is illegal for a notary in California (i.e. certifying the authorized capacity of the signer). Please check the document carefully for proper notarial wording and attach this form if required.

•  State and County information must be the State and County where the document signer(s) personally appeared before the notary public for acknowledgment.

•  Date of notarization must be the date that the signer(s) personally appeared which must also be the same date the acknowledgment is completed.

•  The notary public must print his or her name as it appears within his or her commission followed by a comma and then your title (notary public).

•  Print the name(s) of document signer(s) who personally appear at the time of notarization.

•  Indicate the correct singular or plural forms by crossing off incorrect forms (i.e. ~~he~~/she/~~they~~, is/~~are~~) or circling the correct forms. Failure to correctly indicate this information may lead to rejection of document recording.

•  The notary seal impression must be clear and photographically reproducible. Impression must not cover text or lines. If seal impression smudges, re-seal if a sufficient area permits, otherwise complete a different acknowledgment form.

•  Signature of the notary public must match the signature on file with the office of the county clerk.

❖  Additional information is not required but could help to ensure this acknowledgment is not misused or attached to a different document.

❖  Indicate title or type of attached document, number of pages and date.

❖  Indicate the capacity claimed by the signer. If the claimed capacity is a corporate officer, indicate the title (i.e. CEO, CFO, Secretary).

•  Securely attach this document to the signed document

CAPACITY CLAIMED BY THE SIGNER ❑ Individual(s) ❑ Corporate Officer _______________________ (Title) ❑ Partner(s) ❑ Attorney-in-Fact ❑ Trustee(s) ❑ Other

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MULTI-STRATEGY CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and Michael v. Wible as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21 day of April, 2015.

/s/

Mark J. Riedy

Trustee

STATE OF CALIFORNIA )

) ss:

COUNTY OF SAN DIEGO )

Before me, a Notary Public, in and for said county and state, personally appeared Mark J. Riedy, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 21 day of April, 2015.

See attached

Notary Public

My commission expires:

ACKNOWLEDGEMENT
A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.
State of California
County of	San Diego	)
On	April 21, 2015	before me,	Jennifer Franklin, notary public
(insert name and title of the officer)
personally appeared,	Mark J. Riedy
who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is~~/are~~ subscribed to the within instrument and acknowledged to me that he~~/she/they~~ executed the same in his~~/her/their~~ authorized capacity~~(ies)~~, and that by his~~/her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	Notary Seal
JENNIFER A. FRANKLIN
COMM. #2088710
Notary Public - California
San Diego County
Signature	/s/ Jennifer Franklin	(Seal)	My Comm. Expires Nov. 3, 2018

ADDITIONAL OPTIONAL INFORMATION

DESCRIPTION OF THE ATTACHED DOCUMENT

POA

(Title or description of attached document)

_________________________________________

(Title or description of attached document continued)

Number of Pages 1

Document Date___________________

_________________________________________

(Additional information)

INSTRUCTIONS FOR COMPLETING THIS FORM

Any acknowledgement completed in California must contain verbiage exactly as appears above in the notary section or a separate acknowledgement form must be properly completed and attached to that document. The only exception is if a document is to be recorded outside California. In such instances, any alternative acknowledgement verbiage as may be printed on such a document so long as the verbiage does not require the notary to do something that is illegal for a notary in California (i.e. certifying the authorized capacity of the signer). Please check the document carefully for proper notarial wording and attach this form if required.

•  State and County information must be the State and County where the document signer(s) personally appeared before the notary public for acknowledgment.

•  Date of notarization must be the date that the signer(s) personally appeared which must also be the same date the acknowledgment is completed.

•  The notary public must print his or her name as it appears within his or her commission followed by a comma and then your title (notary public).

•  Print the name(s) of document signer(s) who personally appear at the time of notarization.

•  Indicate the correct singular or plural forms by crossing off incorrect forms (i.e. ~~he~~/she/~~they~~, is/~~are~~) or circling the correct forms. Failure to correctly indicate this information may lead to rejection of document recording.

•  The notary seal impression must be clear and photographically reproducible. Impression must not cover text or lines. If seal impression smudges, re-seal if a sufficient area permits, otherwise complete a different acknowledgment form.

•  Signature of the notary public must match the signature on file with the office of the county clerk.

❖  Additional information is not required but could help to ensure this acknowledgment is not misused or attached to a different document.

❖  Indicate title or type of attached document, number of pages and date.

❖  Indicate the capacity claimed by the signer. If the claimed capacity is a corporate officer, indicate the title (i.e. CEO, CFO, Secretary).

•  Securely attach this document to the signed document

CAPACITY CLAIMED BY THE SIGNER ❑ Individual(s) ❑ Corporate Officer _______________________ (Title) ❑ Partner(s) ❑ Attorney-in-Fact ❑ Trustee(s) ❑ Other

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MULTI-STRATEGY CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and Michael v. Wible as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of September, 2015.

/s/

Ira J. Miller

Trustee

STATE OF CALIFORNIA )

) ss:

COUNTY OF SAN DIEGO )

Before me, a Notary Public, in and for said county and state, personally appeared Ira J. Miller, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 21 day of April, 2015.

See attached

Notary Public

My commission expires:

ACKNOWLEDGEMENT
A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.
State of California
County of	San Diego	)
On	April 21, 2015	before me,	Jennifer Franklin, notary public
(insert name and title of the officer)
personally appeared,	Ira J. Miller
who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is~~/are~~ subscribed to the within instrument and acknowledged to me that he~~/she/they~~ executed the same in his~~/her/their~~ authorized capacity~~(ies)~~, and that by his~~/her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	Notary Seal
JENNIFER A. FRANKLIN
COMM. #2088710
Notary Public - California
San Diego County
Signature	/s/ Jennifer Franklin	(Seal)	My Comm. Expires Nov. 3, 2018

ADDITIONAL OPTIONAL INFORMATION

DESCRIPTION OF THE ATTACHED DOCUMENT

POA

(Title or description of attached document)

_________________________________________

(Title or description of attached document continued)

Number of Pages __________________

Document Date___________________

_________________________________________

(Additional information)

INSTRUCTIONS FOR COMPLETING THIS FORM

Any acknowledgement completed in California must contain verbiage exactly as appears above in the notary section or a separate acknowledgement form must be properly completed and attached to that document. The only exception is if a document is to be recorded outside California. In such instances, any alternative acknowledgement verbiage as may be printed on such a document so long as the verbiage does not require the notary to do something that is illegal for a notary in California (i.e. certifying the authorized capacity of the signer). Please check the document carefully for proper notarial wording and attach this form if required.

•  State and County information must be the State and County where the document signer(s) personally appeared before the notary public for acknowledgment.

•  Date of notarization must be the date that the signer(s) personally appeared which must also be the same date the acknowledgment is completed.

•  The notary public must print his or her name as it appears within his or her commission followed by a comma and then your title (notary public).

•  Print the name(s) of document signer(s) who personally appear at the time of notarization.

•  Indicate the correct singular or plural forms by crossing off incorrect forms (i.e. ~~he~~/she/~~they~~, is/~~are~~) or circling the correct forms. Failure to correctly indicate this information may lead to rejection of document recording.

•  The notary seal impression must be clear and photographically reproducible. Impression must not cover text or lines. If seal impression smudges, re-seal if a sufficient area permits, otherwise complete a different acknowledgment form.

•  Signature of the notary public must match the signature on file with the office of the county clerk.

❖  Additional information is not required but could help to ensure this acknowledgment is not misused or attached to a different document.

❖  Indicate title or type of attached document, number of pages and date.

❖  Indicate the capacity claimed by the signer. If the claimed capacity is a corporate officer, indicate the title (i.e. CEO, CFO, Secretary).

•  Securely attach this document to the signed document

CAPACITY CLAIMED BY THE SIGNER ❑ Individual(s) ❑ Corporate Officer _______________________ (Title) ❑ Partner(s) ❑ Attorney-in-Fact ❑ Trustee(s) ❑ Other

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MULTI-STRATEGY CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and Michael v. Wible as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 21 day of April, 2015.

ATTEST:	MULTI-STRATEGY CREDIT INCOME FUND

By: /s/	/s/
Stephanie Pimentel Holly, Treasurer	Raymond J. Lucia, Jr, President

STATE OF CALIFORNIA )

) ss:

COUNTY OF SAN DIEGO )

Before me, a Notary Public, in and for said county and state, personally appeared Raymond J. Lucia, Jr., President, and Stephanie Pimentel Holly, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 21 day of April, 2015.

See attached

Notary Public

My commission expires:

ACKNOWLEDGEMENT
A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.
State of California
County of	San Diego	)
On	April 21, 2015	before me,	Jennifer Franklin, notary public
(insert name and title of the officer)
personally appeared,	Stephanie Pimental Holly
who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is~~/are~~ subscribed to the within instrument and acknowledged to me that ~~he/~~she~~/they~~ executed the same in ~~his/~~her~~/their~~ authorized capacity~~(ies)~~, and that by ~~his/~~her~~/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	Notary Seal
JENNIFER A. FRANKLIN
COMM. #2088710
Notary Public - California
San Diego County
Signature	/s/ Jennifer Franklin	(Seal)	My Comm. Expires Nov. 3, 2018

ADDITIONAL OPTIONAL INFORMATION

DESCRIPTION OF THE ATTACHED DOCUMENT

POA

(Title or description of attached document)

_________________________________________

(Title or description of attached document continued)

Number of Pages __________________

Document Date___________________

_________________________________________

(Additional information)

INSTRUCTIONS FOR COMPLETING THIS FORM

Any acknowledgement completed in California must contain verbiage exactly as appears above in the notary section or a separate acknowledgement form must be properly completed and attached to that document. The only exception is if a document is to be recorded outside California. In such instances, any alternative acknowledgement verbiage as may be printed on such a document so long as the verbiage does not require the notary to do something that is illegal for a notary in California (i.e. certifying the authorized capacity of the signer). Please check the document carefully for proper notarial wording and attach this form if required.

•  State and County information must be the State and County where the document signer(s) personally appeared before the notary public for acknowledgment.

•  Date of notarization must be the date that the signer(s) personally appeared which must also be the same date the acknowledgment is completed.

•  The notary public must print his or her name as it appears within his or her commission followed by a comma and then your title (notary public).

•  Print the name(s) of document signer(s) who personally appear at the time of notarization.

•  Indicate the correct singular or plural forms by crossing off incorrect forms (i.e. ~~he~~/she/~~they~~, is/~~are~~) or circling the correct forms. Failure to correctly indicate this information may lead to rejection of document recording.

•  The notary seal impression must be clear and photographically reproducible. Impression must not cover text or lines. If seal impression smudges, re-seal if a sufficient area permits, otherwise complete a different acknowledgment form.

•  Signature of the notary public must match the signature on file with the office of the county clerk.

❖  Additional information is not required but could help to ensure this acknowledgment is not misused or attached to a different document.

❖  Indicate title or type of attached document, number of pages and date.

❖  Indicate the capacity claimed by the signer. If the claimed capacity is a corporate officer, indicate the title (i.e. CEO, CFO, Secretary).

•  Securely attach this document to the signed document

CAPACITY CLAIMED BY THE SIGNER ❑ Individual(s) ❑ Corporate Officer _______________________ (Title) ❑ Partner(s) ❑ Attorney-in-Fact ❑ Trustee(s) ❑ Other

ACKNOWLEDGEMENT
A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.
State of California
County of	San Diego	)
On	April 21, 2015	before me,	Jennifer Franklin, notary public
(insert name and title of the officer)
personally appeared,	Raymond J. Lucia, Jr
who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is~~/are~~ subscribed to the within instrument and acknowledged to me that he~~/she/they~~ executed the same in his~~/her/their~~ authorized capacity~~(ies)~~, and that by his~~/her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	Notary Seal
JENNIFER A. FRANKLIN
COMM. #2088710
Notary Public - California
San Diego County
Signature	/s/ Jennifer Franklin	(Seal)	My Comm. Expires Nov. 3, 2018

ADDITIONAL OPTIONAL INFORMATION

DESCRIPTION OF THE ATTACHED DOCUMENT

POA

(Title or description of attached document)

_________________________________________

(Title or description of attached document continued)

Number of Pages __________________

Document Date___________________

_________________________________________

(Additional information)

INSTRUCTIONS FOR COMPLETING THIS FORM

Any acknowledgement completed in California must contain verbiage exactly as appears above in the notary section or a separate acknowledgement form must be properly completed and attached to that document. The only exception is if a document is to be recorded outside California. In such instances, any alternative acknowledgement verbiage as may be printed on such a document so long as the verbiage does not require the notary to do something that is illegal for a notary in California (i.e. certifying the authorized capacity of the signer). Please check the document carefully for proper notarial wording and attach this form if required.

•  State and County information must be the State and County where the document signer(s) personally appeared before the notary public for acknowledgment.

•  Date of notarization must be the date that the signer(s) personally appeared which must also be the same date the acknowledgment is completed.

•  The notary public must print his or her name as it appears within his or her commission followed by a comma and then your title (notary public).

•  Print the name(s) of document signer(s) who personally appear at the time of notarization.

•  Indicate the correct singular or plural forms by crossing off incorrect forms (i.e. ~~he~~/she/~~they~~, is/~~are~~) or circling the correct forms. Failure to correctly indicate this information may lead to rejection of document recording.

•  The notary seal impression must be clear and photographically reproducible. Impression must not cover text or lines. If seal impression smudges, re-seal if a sufficient area permits, otherwise complete a different acknowledgment form.

•  Signature of the notary public must match the signature on file with the office of the county clerk.

❖  Additional information is not required but could help to ensure this acknowledgment is not misused or attached to a different document.

❖  Indicate title or type of attached document, number of pages and date.

❖  Indicate the capacity claimed by the signer. If the claimed capacity is a corporate officer, indicate the title (i.e. CEO, CFO, Secretary).

•  Securely attach this document to the signed document

CAPACITY CLAIMED BY THE SIGNER ❑ Individual(s) ❑ Corporate Officer _______________________ (Title) ❑ Partner(s) ❑ Attorney-in-Fact ❑ Trustee(s) ❑ Other

CERTIFICATE

The undersigned, President of MULTI-STRATEGY CREDIT INCOME FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held April 20-21, 2015, and is in full force and effect:

"WHEREAS, MULTI-STRATEGY CREDIT INCOME FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and Michael v. Wible as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated: April 21 , 2015

 /s/

Raymond J. Lucia, Jr.

President

MULTI-STRATEGY CREDIT INCOME FUND